SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) JULY 29, 2005

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-6622	53-0261100
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland 20852

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (301) 984- 9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The undersigned registrant, in order to provide the financial statements required to be included in the Current Report on Form 8-K dated July 29, 2005 in connection with the acquisition of certain assets and the borrowing under the line of credit to pay for the acquisition of Albemarle Point (“Albemarle”), hereby amends the following items, as set forth in the pages attached hereto.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

1.	Albemarle Point - Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004.

In acquiring Albemarle, Washington Real Estate Investment Trust (“WRIT”) evaluated among other things, sources of revenue (including but not limited to, competition in the rental market, comparative rents and occupancy rates) and expenses (including but not limited to, utility rates, ad valorem tax rates, maintenance expenses and anticipated capital expenditures). After reasonable inquiry, management is not aware of any material factors affecting Albemarle that would cause the reported financial information not to be indicative of Albemarle’s future operating results.

(b)	Pro Forma Financial Information

The following pro forma financial statements for the Albemarle acquisition (as defined in Regulation S-X) are filed as an exhibit hereto:

1.	WRIT Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2005.

2.	WRIT Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2004 and the six months ended June 30, 2005.

(c)	Exhibits

23.	Consent of Independent Auditors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

By:	/s/ Laura M. Franklin
(Signature)
Laura M. Franklin
Senior Vice President Accounting,
Administration and Corporate Secretary

    October 14, 2005

                (Date)

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of

Washington Real Estate Investment Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Albemarle Point (“Historical Summary”) for the year ended December 31, 2004. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Albemarle Point’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Albemarle Point for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

ARGY, WILTSE & ROBINSON, P.C.

McLean, Virginia

August 10, 2005

ALBEMARLE POINT

HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2004 AND THE SIX MONTHS

ENDED JUNE 30, 2005 (UNAUDITED)

	2004	2005 (Unaudited)
Gross income:

Base rents	$4,233,209	$2,516,999
Expense recoveries	470,036	314,327
Other	28,790	28,340

Total gross income	$4,732,035	$2,859,666

Direct operating expenses:

Real estate taxes	$338,816	$247,383
Utilities	313,654	178,288
Contract services	347,163	144,987
Salaries	63,435	11,495
Insurance	33,573	22,815
Repairs, maintenance and supplies	32,652	87,380
Other expenses	44,393	28,801

Total direct operating expenses	$1,173,686	$721,149

Gross income in excess of direct operating expenses	$3,558,349	$2,138,517

The accompanying notes are an integral part of this historical summary.

ALBEMARLE POINT

NOTES TO THE HISTORICAL SUMMARY OF GROSS INCOME AND

DIRECT OPERATING EXPENSES

DECEMBER 31, 2004 AND THE SIX MONTHS

ENDED JUNE 30, 2005 (UNAUDITED)

NOTE 1 - NATURE OF BUSINESS

Albemarle Point is a 29-acre business park consisting of six buildings located in Chantilly, Virginia. The operations of Albemarle Point consist of leasing office and industrial/flex space to various tenants.

NOTE 2 - BASIS OF PRESENTATION

Washington Real Estate Investment Trust purchased Albemarle Point in July 2005. The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of Albemarle Point, exclusive of the following expenses which may not be comparable to the proposed future operations:

(a)	Interest expense on existing mortgages and borrowings

(b)	Depreciation of property and equipment

(c)	Management and leasing fees

(d)	Certain corporate and administrative expenses

(e)	Provisions for income taxes

NOTE 3 - USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results could differ from estimated amounts.

NOTE 4 - DESCRIPTION OF LEASING ARRANGEMENTS

All leases are classified as operating leases and expire at various dates through 2015. The following is a schedule by years of future minimum rents receivable on noncancelable operating leases in effect as of December 31, 2004:

2005	$5,278,000
2006	5,626,000
2007	5,785,000
2008	5,593,000
2009	4,685,000
Thereafter	15,750,000

$42,717,000

During the year ended December 31, 2004, six tenants accounted for approximately 77% of the total base rents.

NOTE 5 - INTERIM UNAUDITED FINANCIAL INFORMATION

The Historical Summary for the six months ended June 30, 2005 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

The pro forma balance sheet as of June 30, 2005 presents consolidated financial information as if the acquisition had taken place on June 30, 2005. The pro forma statements of operations for the year ended December 31, 2004, and the six months ended June 30, 2005, present the pro forma results of operations as if the acquisition had taken place as of the beginning of the respective reporting periods.

WRIT purchased Albemarle Point on July 29, 2005.

The unaudited consolidated pro forma financial information is not necessarily indicative of what WRIT’s actual results of operations or financial position would have been had this transaction been consummated on the dates indicated, nor does it purport to represent WRIT’s results of operations or financial position for any future period. The results of operations for the periods ended December 31, 2004 and June 30, 2005 are not necessarily indicative of the operating results for these periods.

The unaudited consolidated pro forma financial information should be read in conjunction with WRIT’s Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 4, 2005, announcing the acquisition of Albemarle Point; the consolidated financial statements and notes thereto included in WRIT’s Annual Report on Form 10-K for the year ended December 31, 2004; WRIT’s Quarterly Report on Form 10-Q for the six months ended June 30, 2005; and the Historical Summary of Gross Income and Direct Operating Expenses and Notes included elsewhere in this Form 8-K/A. In management’s opinion, all adjustments necessary to reflect this transaction have been made.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JUNE 30, 2005

(In thousands, except per share amounts)

	Registrant	Pro Forma Adjustments		Pro Forma
Assets
Land	$219,492	$7,485	(1)	$226,977
Income producing property	953,084	58,348	(1)	1,011,432
Accumulated depreciation	(220,607)	—		(220,607)

Net income producing property	951,969	65,833		1,017,802
Development in progress	17,427	—		17,427

Total investment in real estate, net	969,396	65,833		1,035,229
Cash and cash equivalents	18,673	(1,909	)(2)	16,764
Restricted cash	4,261	—		4,261
Rents and other receivables, net of allowance for doubtful accounts	22,553	(47	)(2)	22,506
Prepaid expenses and other assets	34,165	2,522	(1)	35,588
		(1,099	)(2)

Total Assets	$1,049,048	$65,300		$1,114,348

Liabilities
Notes payable	$420,000	$—		$420,000
Mortgage notes payable	196,960	—		196,960
Lines of credit/short-term note payable	—	63,000	(2)(3)	63,000
Accounts payable and other liabilities	30,140	1,411	(1)	31,588
		37	(2)
Advance rents	5,179	26	(2)	5,205
Tenant security deposits	6,305	826	(2)	7,131

	658,584	65,300		723,884

Minority interest	1,646	—		1,646

Shareholders’ Equity

Shares of beneficial interest; $.01 par value	421	—		421
Additional paid-in capital	407,572	—		407,572
Retained earnings (deficit)	(15,878)	—		(15,878)
Deferred compensation on restricted shares	(3,297)	—		(3,297)

Total Shareholders’ Equity	388,818	—		388,818

Total Liabilities and Shareholders’ Equity	$1,049,048	$65,300		$1,114,348

See accompanying notes to pro forma balance sheet.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JUNE 30, 2005

(In thousands, except per share amounts)

NOTES TO PRO FORMA BALANCE SHEET

Note 1: WRIT accounted for the acquisition using the purchase method of accounting. WRIT allocated the purchase price to the related physical assets (land, building and tenant improvements) and in-place leases (tenant origination costs, leasing commissions, and net lease intangible assets/liabilities) based on their fair values, in accordance with SFAS No. 141, “Business Combinations.”

Contract purchase price	$67,000
Acquisition costs	171
Price adjustments	(227)

Total purchase price	$66,944

Amounts allocated to investment in real estate:
Amount allocated to building	$55,920
Amount allocated to land	7,485
Amount allocated to tenant origination costs	2,428

$65,833

Amounts allocated to other assets and liabilities:
Amount allocated to leasing commissions	$1,310
Amount allocated to net lease intangible asset	1,212
Amount allocated to net intangible lease liability	(1,411)

$1,111

Total	$66,944

Note 2: Adjustments to the Pro Forma Condensed Consolidated Balance Sheet represent draws on the line, cash paid and deposits applied at closing, and the assumption of certain assets and liabilities, including real estate and personal property taxes and security deposits.

Funding of purchase price:
Lines of credit	$(63,000)
Cash and cash equivalents	(1,909)
Prepaid expenses and other assets	(1,099)

(66,008)

Other assets and liabilities assumed:
Accounts payable and other liabilities	$(37)
Advance rents	(26)
Tenant security deposits	(826)
Rent and other receivables	(47)

$(936)

Total	$(66,944)

Note 3: On July 25, 2005, WRIT increased its unsecured term note under Credit Facility No. 2 from $50.0M to $70.0M. On July 28, 2005, WRIT borrowed $63.0 million under this increased facility to fund a portion of the purchase price. Borrowing under this facility require us to pay the lender an annual facility fee on the total commitment ranging from 0.15% to 0.25% per annum according to a sliding scale based on the credit rating on our publicly issued debt. These fees are payable quarterly. Advances under this agreement bear interest at LIBOR plus a spread based on the credit rating on our publicly issued debt. All outstanding advances are due and payable upon maturity in July 2008. Interest only payments are due and payable on a monthly basis. Funding for the remainder of the purchase price was provided by cash on hand.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

(In thousands, except per share amounts)

	REGISTRANT	ALBEMARLE	PRO FORMA ADJUSTMENTS		PRO FORMA
Revenue
Real estate rental revenue	$172,067	$4,703	$(89	)(1)	$176,958
			277	(2)
Other income	327	29	—		356

	172,394	4,732	188		177,314

Expenses
Real estate expenses	51,394	1,174	122	(3)	53,000
			310	(4)
Interest expense	34,500	—	1,321	(5)	35,821
Depreciation and amortization	39,441	—	2,486	(6)	41,927
General and administrative	6,194	—	—		6,194

	131,529	1,174	4,239		136,942

Income from continuing operations	40,865	3,558	(4,051)		40,372

Discontinued operations
Income (loss) from operations of property disposed/held for sale	3,670	—	—		3,670
Gain on disposal	1,029	—	—		1,029

Net Income	$45,564	$3,558	$(4,051)		$45,071

Per share information based on the weighted average of shares outstanding.
Shares – basic	41,642				41,642
Shares – diluted	41,863				41,863
Income from continuing operations per share – basic	$0.98				$0.97
Income from continuing operations per share – diluted	$0.98				$0.96
Net income per share – basic and diluted	$1.09				$1.08

NOTES TO PRO FORMA STATEMENT OF OPERATIONS

(1)	Represents amortization of the net intangible lease liability based on the average remaining life of the acquired leases.
(2)	Represents straight-line revenue adjustment.
(3)	To add Property Management Fees charged to properties by Registrant.
(4)	To adjust real estate taxes based on the assumption that the assessment will increase as a result of the acquisition.
(5)	Represents interest expense on the line of credit borrowings, totaling $63.0M, used to fund the acquisition.
(6)	Represents depreciation over 30 years, based upon the portion of the purchase price allocated to building and improvements, plus amortization of tenant origination costs and FAS 141 leasing commissions over the average remaining life of the acquired leases.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2005

(In thousands, except per share amounts)

	REGISTRANT	ALBEMARLE	PRO FORMA ADJUSTMENTS		PRO FORMA
Revenue
Real estate rental revenue	$91,996	$2,831	$(44	)(1)	$95,124
			341	(2)
Other income	321	28	—		349

	92,317	2,859	297		95,473

Expenses
Real estate expenses	28,192	721	79	(2)	29,069
			77	(4)
Interest expense	17,870	—	1,092	(3)	18,962
Depreciation and amortization	23,531	—	1,243	(4)	24,774
General and administrative	4,325	—	—		4,325

	73,918	721	2,491		77,130

Income from property settlement	504	—	—		504

Income from continuing operations	18,903	2,138	(2,194)		18,847

Discontinued operations
Income (loss) from operations of property disposed/held for sale	234	—	—		234
Gain on disposal	33,973	—	—		33,973

Net Income	$53,110	$2,138	$(2,194)		$53,054

Per share information based on the weighted average of shares outstanding.
Shares – basic	41,899				41,899
Shares – diluted	42,023				42,023
Income from continuing operations per share – basic and diluted	$0.45				$0.45
Net income per share – basic	$1.27				$1.27
Net income per share – diluted	$1.26				$1.26

NOTES TO PRO FORMA STATEMENT OF OPERATIONS

(1)	Represents amortization of the net intangible lease liability based on the average remaining life of the acquired leases.
(2)	Represents straight-line revenue adjustment.
(3)	To add Property Management Fees charged to properties by Registrant.
(4)	To adjust real estate taxes based on the assumption that the assessment will increase as a result of the acquisition.
(5)	Represents interest expense on the line of credit borrowings, totaling $63.0M, used to fund the acquisition.
(6)	Represents depreciation over 30 years, based upon the portion of the purchase price allocated to building and improvements, plus amortization of tenant origination costs and FAS 141 leasing commissions over the average remaining life of the acquired leases.